SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JPMorgan China Region Fund, Inc.

(Name of Registrant as Specified in Its Charter)

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JPMORGAN CHINA REGION FUND, INC.

J.P. Morgan Chase Bank, N.A.

1 Beacon Street, 18th Floor

Boston, Massachusetts 02108, USA

[DATE]

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JPMorgan China Region Fund, Inc. (the “Fund”) which will be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, NY 10017, on Thursday, May 11, 2017, at 11:00 a.m.

I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the proxy card in the postage-paid envelope provided.

My fellow directors and I wish to extend to you an invitation to attend this year’s Annual Meeting of Stockholders, and very much look forward to meeting with you.

Yours faithfully,

/s/ The Rt. Hon. The Earl of Cromer

The Rt. Hon. The Earl of Cromer

Chairman

JPMORGAN CHINA REGION FUND, INC.

J.P. Morgan Chase Bank, N.A.

1 Beacon Street, 18th Floor

Boston, Massachusetts 02108 USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 11, 2017

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of the JPMorgan China Region Fund, Inc. (the “Fund”) will be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 11, 2017, at 11:00 a.m., and at any adjournments or postponements thereof, for the following purpose:

(1)	to elect one Director of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified; and

(2)	to consider and vote on a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution; and

(3)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Friday, March 24, 2017, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

We sincerely hope you will be able to attend the meeting. However, whether or not you are personally present, your vote is very important. We are pleased to offer multiple options for voting your shares.

You may cast your vote by

(i) signing and dating the enclosed [ ] proxy card and return it in the enclosed postage-paid envelope;

(ii) telephone using the toll-free number on the [ ] proxy card; or

(iii) Internet by accessing the Internet address on the [ ] proxy card.

Please note that even if you plan to attend the annual meeting, we recommend that you vote using the enclosed [ ] proxy card TODAY, to ensure that your shares will be represented.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lucy Dina
Lucy Dina
Secretary

Boston, Massachusetts

[DATE]

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Fund’s Meeting,

please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2017

The Fund’s Notice of Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the internet at

http://www.jpmchinaregionfund.com/2017-proxy-statement.pdf

JPMORGAN CHINA REGION FUND, INC.

J.P. Morgan Chase Bank, N.A.

1 Beacon Street, 18th Floor

Boston, Massachusetts 02108 USA

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of JPMorgan China Region Fund, Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 11, 2017, at 11:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1)	to elect one (1) Director of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified; and

(2)	to consider and vote on a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution; and

(3)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund’s Stockholders on or about [Date].

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT AND ANY MORE RECENT REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170, USA 800-426-5523

www.computershare.com

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.

The Board has selected Deidra N. Midgett and Kathleen M. O’Neill to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no instruction is given, an executed proxy will be counted towards quorum and will authorize the persons named on the respective proxy card enclosed as proxies to vote for Proposal 1, but will have no effect with respect to Proposal 2. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Boston, Massachusetts address indicated above or by voting in person at the Meeting. Attendance at the Meeting, by itself, will not revoke a previously tendered proxy.

The Board has fixed the close of business (4:00 p.m. Eastern Time) on March 24, 2017, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. At that date, there were outstanding and entitled to vote 6,447,637 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held, with no shares having cumulative voting rights. Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals, because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Abstentions and broker non-votes will not be counted as “votes cast” on any proposal, and abstentions and broker non-votes will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes have the same effect as a vote against Proposal 2 (the liquidation and dissolution of the Fund).

The principal executive offices of the Fund are located at J.P. Morgan Chase Bank, N.A., 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The Fund does not have information concerning the beneficial ownership of shares held in the names of The Depository Trust Company participants as of March 24, 2017. However, to the knowledge of the Fund, each of the following was the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund as of that date.

Title of Class	Name and Address	Number of Shares	Percent of Class

Common Stock	City of London Investment Group PLC[1] 77 Gracechurch Street London, EC3V 0AS United Kingdom	[2,048,702]	[31.8%]

Common Stock	Lazard Asset Management LLC[2] 30 Rockefeller Plaza 59th Floor New York, NY 10112 USA	[1,166,576]	[18.09%]

Common Stock	Bulldog Investors LLC[3] Park 80 West-Plaza Two 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663 USA	[338,205]	[5.25%]

1 Information as to beneficial ownership of City of London Investment Group PLC is based on a report filed with the U.S. Securities and Exchange Commission (the “SEC”) on [March 8, 2017].

2 Information as to beneficial ownership of Lazard Asset Management LLC is based on a report filed with the SEC on [February 8, 2017].

3 Information as to beneficial ownership of Bulldog Investors LLC is based on a report filed with the SEC on [December 30, 2016].

The following table sets forth the beneficial ownership of shares held by all directors, the nominees and named executive officers of the Fund, individually and as a group, as of March 24, 2017.

Title of Class	Name and Address	Number of Shares	Percent of Class*
Common Stock	The Rt. Hon. The Earl of Cromer 60 Victoria Embankment London EC4Y 0JP United Kingdom	7,160	0.11%

	Julian M.I. Reid 60 Victoria Embankment London EC4Y 0JP United Kingdom	632	0.01%

	John R. Hass 1 Beacon Street 18th Floor Boston, MA 02108	—	—

	Alistair E.M. Laband Flat 41, 20th Floor Po Shan Mansions Block B 10-12 Po Shan Road Mid-Levels Hong Kong	—	—

Simon J. Crinage 60 Victoria Embankment London EC4Y 0JP United Kingdom	—	—

Neil S. Martin 60 Victoria Embankment London EC4Y 0JP United Kingdom	—	—

Lucy J. Dina 60 Victoria Embankment London EC4Y 0JP United Kingdom	—	—

Stephen M. Ungerman 270 Park Avenue New York, NY 10017 USA	—	—

All Directors and Officers as a Group*	7,792	0.12%

* The holdings of each director, officer, and nominee and the holdings of all directors, officers, and nominees as a group does not exceed 1% of the Fund’s outstanding common stock. The holdings of each director and officer of shares of JF International Management, Inc. (“JFIMI” or the “Investment Adviser”) and its affiliates do not exceed 1% of the value of JFIMI or its affiliates.

PROPOSAL 1
ELECTION OF DIRECTOR

The Fund’s By-Laws provide that the Board shall be divided into three (3) classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the annual meeting of stockholders in the year indicated upon the election and qualification of their respective successors: Class I – 2018; Class II – 2019; and Class III – 2017. At each subsequent annual election, directors that are chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three (3) year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Mr. Julian M.I. Reid (the “Nominee”) will expire at the 2017 Meeting. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of Mr. Julian M.I. Reid to serve for a term expiring on the date on which the Meeting is held in 2020, or until a successor is elected and qualified, or when the Fund is liquidated.

It is intended that all proxies received, unless otherwise indicated, will be voted “FOR” the election of the Nominee. The affirmative vote of a majority of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominee.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” PROPOSAL 1, ELECTION OF THE DIRECTOR NAMED ON THE PROXY CARD

The Board knows of no reason why the Nominee will be unable to serve. If the Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace the Nominee.

The Board is responsible for oversight of the Fund. The Fund has engaged JFIMI to manage the Fund on a day-to-day basis. The Board oversees JFIMI and certain other principal service providers in the operations of the Fund. The Board is currently composed of five (5) members, four (4) of whom are Independent Directors1. The Board meets at regularly scheduled meetings four (4) times throughout the year. Under normal circumstances, in order to reduce expenses, the Board expects to hold two (2) meetings a year by telephone. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established five (5) standing committees — Audit, Management Engagement, Nominating, Pricing and Share Repurchase — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board is chaired by an independent director, the Rt. Hon. The Earl of Cromer. As Chairman, Lord Cromer leads the Board in its activities. The directors have determined that the Board’s leadership and committee structure is appropriate, because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and JFIMI and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, JFIMI, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of JFIMI and certain service providers. The actual day-to-day risk management with respect to the Fund resides with JFIMI and other service providers to the Fund. Although the risk management policies of JFIMI and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or JFIMI, its affiliates or other service providers.

The Board has concluded that, based on the Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, the Nominee should continue to serve as a director. Among other attributes of the Nominee is his ability to review critically, evaluate, question and discuss information provided to him, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of his duties as a director. The Nominee’s ability to perform his duties effectively may have been attained through: the Nominee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of other funds, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience qualifications, attributes or skills of the Nominee that led the Board to conclude that he should continue to serve as a director.

Mr. Julian M.I. Reid was selected to be a director of the Fund given his experience as a director in different industries, including financial services. Mr. Reid is the Chief Executive Officer of 3a Funds Group, the Director and Chairman of Morgan’s Walk Properties Limited, The Korea Fund, Inc., the Prosperity Voskhod Fund, and a Director of JM Properties Limited.

1 “Independent Director” is defined as a director who is not an “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The following table presents information concerning the Nominee and the current Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five (5) years.

Name, Address and YOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS OR NOMINEES
The Rt. Hon. The Earl of Cromer (1946) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Chairman and Class I Director	Three year term ends in 2018; Chairman And Director Since 1994	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial), LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial); and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation

Name, Address and YOB	Position (s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years

John R. Hass (1961) 1 Beacon Street 18th Floor Boston, MA 02108	Class II Director	Three Year Term ends in 2019	Partner of RRE Ventures (financial); Director of the Cheetah Korea Value Fund (financial); and Board member of the Tory Burch Foundation.	1	See Principal Occupation

Alistair E.M. Laband (1952) Flat 41, 20th Floor Po Shan Mansions Block B 10-12 Po Shan Road Mid-Levels Hong Kong	Class II Director	Three Year Term ends in 2019	Director of Tom Lee Music Company (retail) and China Nepstar Chain Drugstore Limited (retail) (retired August 2016)	1	Director of the trustee of Rosebud Charitable Trust (charity).

Julian M.I. Reid (Nominee) (1944) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Class III Director	Three year term ends in 2017; Director since 1998	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial) and Director of JM Properties Limited (property)	1	See Principal Occupation

Name, Address and YOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
INTERESTED DIRECTOR & PRESIDENT
Simon J. Crinage	President and	Three year	Managing Director, J.P.	1	Director of The Association of
(1965)	Class I	term ends in	Morgan.		Investment Companies Limited and JF
60 Victoria Embankment	Director	2018; Director			International Management Inc.
London EC4Y 0JP		since 2009;
United Kingdom		President Since 2003**

OFFICERS WHO ARE NOT DIRECTORS

Neil S. Martin (1971) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Chief Operating Officer and Treasurer of the Fund	Since 2014**	Executive Director, J.P. Morgan.	N/A	N/A

Lucy Dina (1977) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Secretary of the Fund	Since 2013**	Vice President, J.P. Morgan.	N/A	N/A

Stephen M. Ungerman (1953) 270 Park Avenue New York, NY 10017 USA	Chief Compliance Officer of the Fund	Since 2014**	Managing Director, J.P. Morgan Chase Bank NA.	N/A	N/A

*	The Fund is the sole fund in the fund complex.

**	The officers of the Fund serve at the discretion of the Board of Directors.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 24, 2017.

Name of Director	Dollar Range of Equity Securities in the Fund[1]
INDEPENDENT DIRECTORS
The Rt. Hon. The Earl of Cromer	Over $100,000
John R. Hass[2]	—
Alistair E.M. Laband[2]	—
Julian M.I. Reid	$1-$10,000
INTERESTED DIRECTOR
Simon J. Crinage	—

1 Valuation as of March 24, 2017.

2 Director since July 20, 2016.

During the fiscal year ended December 31, 2016, the Board held a total of six (6) meetings. All of the directors attended all the Board and Committee meetings for which they were eligible to attend.

The Board has an Audit Committee and a corresponding written Charter. The Audit Committee members are Messrs. Laband, Hass, Reid and Lord Cromer, each of whom is an Independent Director. Each member of the Audit Committee is not an “interested person” of the Fund, as defined in Section 2(a) (19) of the 1940 Act and is “independent”, as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has at least one (1) member who is an audit committee financial expert: Alistair E. M. Laband, a non-interested and independent person. The Audit Committee is exempt from the independence requirements of the New York Stock Exchange, Inc. (the “NYSE”) under Section 303A.00 of the NYSE Listing Standards, because the Fund is a closed-end fund. The Audit Committee met three (3) times during the fiscal year ended December 31, 2016 with all members present.

The Audit Committee meets with the Fund’s independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm (if any) and to review fees charged by the independent registered public accounting firm. The Audit Committee, composed of all of the Independent Directors, also recommends to the Board the selection of the independent registered public accounting firm. The Fund’s written Audit Committee Charter is available on the Fund’s website at www.jpmchinaregionfund.com

The Board also has a Management Engagement Committee. The Management Engagement Committee members are Messrs. Laband, Hass, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Management Engagement Committee is an Independent Director. The Management Engagement Committee evaluates the performance of the Fund’s investments and considers the renewal of the Fund’s investment management contract, generally for an additional one (1) year period. The Management Engagement Committee met one (1) time during the fiscal year ended December 31, 2016 with all members present. The Fund’s Management Engagement Committee does not have a written charter.

The Board has a Nominating Committee. The Nominating Committee consists of all of the Independent Directors. The Nominating Committee is exempt from the independence requirements of the NYSE under Section 303A.00 of the NYSE Listing Standards, because the Fund is a closed-end fund. The Nominating Committee is responsible for identifying individuals believed to be qualified.

to become directors and recommending to the Board such nominees to stand for election at the Fund’s annual meeting of stockholders and to fill any vacancies on the Board. The Nominating Committee met one (1) time during the fiscal year ended December 31, 2016 with all members present. The Fund’s written Nominating Committee Charter is available on the Fund’s website at www.jpmchinaregionfund.com.

The Fund’s Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. Although the Board does not have a specific policy with respect to diversity, the Nominating Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating Committee periodically reviews the role of the Nominating Committee and the Nominating Committee Charter and makes recommendations to the Independent Directors with respect thereto.

The Fund’s Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Deadline For Stockholder Proposals” below).

The Nominating Committee also considers the Directors’ fees periodically and when otherwise required, and makes recommendations to the Board in connection with such fees. In considering and recommending director compensation, the Nominating Committee may conduct research regarding competitor funds, and utilize independent research. The Nominating Committee may also obtain outside legal and professional advice in determining or recommending director compensation and the execution of its duties generally. During the fiscal year ended December 31, 2016, the Fund did not utilize a compensation consultant in determining or recommending director compensation.

In February 2016, the Board through its Nominating Committee, considered succession planning. As a result, the Board recruited two (2) new Directors, Messrs. Alistair Land and John Hass, who took office in July 2016 in place of those who retired during the year.

The Board has a Pricing Committee. The Pricing Committee consists of all of the Independent Directors. Pursuant to the Pricing Committee Charter, the primary responsibilities of the Pricing Committee are the general oversight of the Fund’s investment valuation and fair value pricing processes, periodic review of the Fund’s valuation processes and approval of any appropriate changes to the same, and as appropriate participating in the determination of the valuations of the Fund’s investments with the input of management of the Fund. There were no meetings of the Pricing Committee during the fiscal year ended December 31, 2016. The Fund’s written Pricing Committee Charter is available on the Fund’s website at www.jpmchinaregionfund.com.

The Board has also established a Share Repurchase Committee with the objective to consider from time-to-time whether the Fund’s share repurchase policy should be amended, take action or make recommendations to the Board as it sees fit. The Share Repurchase Committee consists of all Independent Directors. The Committee did not meet during the fiscal year ended December 31, 2016.

The Fund does not have a formal policy regarding director attendance at the annual meeting of stockholders. However, all of the directors of the Fund then in office attended the originally scheduled May 11, 2016 Annual Meeting of Stockholders, which was subsequently adjourned. Lord Cromer and Messrs. Crinage, and Reid attended the July 20, 2016 adjourned annual meeting.

COMPENSATION OF DIRECTORS AND OFFICERS

The table below sets forth the compensation paid by the Fund to its directors who received such compensation for the year ended December 31, 2016. The Fund’s Nominating Committee performs the functions of a Compensation Committee.

					Chance in pension
				Non-Equity	value and		Estimated	Total Compensation
	Fees earned			Incentive	nonqualified	All	Annual	From Fund and
	or paid in	Stock	Options	Plan	deferred	other	Benefits	Fund
Name of Person,	cash by	Awards	Awards	Compensation	compensation	compensation	Upon	Complex
Position	the Fund	($)	($)	($)	earnings($)*	($)	Retirement*	Paid to Directors
INDEPENDENT DIRECTORS

The Rt. Hon. The Earl of Cromer, Chairman and Director	$59,750	None	None	None	None	None	None	$59,750

Julian M.I. Reid, Director	$48,850	None	None	None	None	None	None	$48,850

Alistair E. M. Laband, Director	$27,629	None	None	None	None	None	None	$27,629

John R. Hass, Director	$25,656	None	None	None	None	None	None	$25,656

Alexander R. Hamilton,** Director	$25,699	None	None	None	None	None	None	$25,699

John R. Rettberg,** Director	$23,260	None	None	None	None	None	None	$23,260

INTERESTED DIRECTOR

Simon J. Crinage	$—	None	None	None	None	None	None	$—

Total	$210,843	None	None	None	None	None	None	$210,843

* The directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

** Alexander R. Hamilton and John R. Rettberg retired on July 20, 2016.

The Independent Directors’ compensation from the Fund consists solely of Independent Directors’ annual fees and attendance fees. Each Independent Director is paid an annual fee of at least $24,100 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. The Chairman is paid an annual fee of $35,000 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. The Audit Committee Chairman is paid an annual fee of $28,500 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. In addition, a per diem allowance of $2,000 per day is paid to Independent Directors in respect of time spent by any Independent Director on Fund business outside normal Board and Committee meetings. The Independent Directors’ actual expenses are reimbursed. The Independent Directors of the Fund do not receive compensation for their service on the Nominating Committee.

A Director or Officer of the Fund who is also an officer or employee of the Investment Adviser or its affiliates receives no remuneration from the Fund. Since all officers and “interested” directors of the Fund are also officers or employees of the Investment Adviser or its affiliates, none of the officers or “interested” directors of the Fund received compensation in any form from the Fund for the fiscal years ended December 31, 2014, December 31, 2015, and December 31, 2016.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” PROPOSAL 1, ELECTION OF THE DIRECTOR NAMED ON THE PROXY CARD

The affirmative vote of a majority of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominee. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as “votes cast” on any proposal, and abstentions and broker non-votes will have no effect on the outcome of Proposal 1.

PROPOSAL 2

DISSOLUTION AND LIQUIDATION OF THE FUND

After careful deliberation and a thorough review of the available alternatives, the Board has determined that a proposal to liquidate and dissolve the Fund (the proposed liquidation and dissolution, the “Liquidation”) pursuant to a Plan of Liquidation and Dissolution (the “Plan”), a form of which is attached to this Proxy Statement as Exhibit A, should be put to a vote of stockholders. At the quarterly meeting of the Board held on February 20, 2017, the Board approved the submission to a vote of stockholders of the Liquidation pursuant to the Plan at the Meeting. At the Meeting, stockholders will be asked to consider and vote on the Liquidation and the Plan, which are described in this Proxy Statement. The Board recognizes that the Fund has delivered significant value to stockholders since its inception, but other facts and circumstances have led the Board to believe that, on balance, stockholders should be afforded an opportunity to vote on liquidation and dissolution.

Recommendation of the Board

The Board has determined not to make a recommendation with respect to stockholders’ vote on the dissolution and liquidation of the Fund.

Background

In determining to give stockholders the opportunity to vote on the liquidation and dissolution of the Fund, the Board considered that the Fund’s performance has generally been strong, and that the Fund has delivered significant value to stockholders since its inception. As shown in greater detail in the table below, over the previous 1, 3 and 5 year time periods, the Fund has achieved investment returns based upon its net asset value (“NAV”) of 26.37%, 19.49% and 33.90%, respectively. In addition, the Fund’s investment returns were comparable to its benchmark index over the previous 1 year period, while over the previous 3 year period returns lagged its benchmark index, and over the previous 5 year period slightly outperformed its benchmark index. The Board notes that this performance makes the Fund the best performing fund based upon its NAV total return among its peer group of U.S. listed closed-end Greater China funds over the previous 1, 3 and 5 year periods to February 28, 2017, as shown in the table below.

	1 year		2 years		3 years		5 years
	NAV Return %	Rank	NAV Return %	Rank	NAV Return %	Rank	NAV Return %	Rank
JPMorgan China Region Fund (JFC)	26.37	1	(0.56)	3	19.49	1	33.90	1
Aberdeen Greater China Fund, Inc. (GHC)	24.27	4	2.49	1	12.72	3	3.79	4
The China Fund (CF)	25.04	2	(1.36)	4	9.94	4	27.55	2
Templeton Dragon Fund Inc. (TDF)	24.72	3	0.17	2	16.61	2	9.69	3
Fund’s Benchmark*	26.91		0.44		26.35		30.55

Source: Morningstar

*The Fund’s benchmark is a composite of the MSCI Golden Dragon Index (80%) and CSI 300 Index (20%).

Past performance is no guarantee of future returns. Total return includes reinvestment of distributions.

Despite this strong record of performance, in light of recent activist investor activity the Board has determined that stockholders should be afforded an opportunity to vote on the Liquidation of the Fund pursuant to the Plan.

In determining to give stockholders the opportunity to vote on the liquidation and dissolution of the Fund, the Board considered a variety of factors, including (in no particular order):

•	The Fund’s discount. The Fund had been trading at a discount to its NAV for an extended period of time. Although this discount has generally been consistent with its peer group, the persistence of this discount has been cited by certain stockholders as a justification for the liquidation of the Fund.

•	Investor interest. A large portion of the Fund’s shares are held by a stockholder that submitted proposals for the 2017 Annual Meeting of Stockholders to terminate JFIMI’s investment advisory agreement with the Fund. This stockholder agreed to withdraw the termination proposal, based on the Board’s announced intention to present shareholders with the opportunity to vote on the Liquidation pursuant to the Plan. Furthermore, in 2016, an unrelated activist stockholder submitted stockholder proposals to terminate the investment advisory agreement between the Fund and JFIMI, and to request the Board to authorize a self-tender offer and potential liquidation of the Fund. Although these proposals did not receive sufficient votes to pass at the 2016 Annual Meeting of Stockholders, activist investor interest in the Fund has remained high. The Board considered the potential costs and other consequences to the Fund and its stockholders of contesting proposals submitted by activist investors, or implementing them if approved by stockholders.

•	Alternatives to liquidation are less desirable. The Board has considered, and in the case of an attempted merger with the Korea Equity Fund, Inc. pursued, alternatives to liquidation, but believes that other potential options, including pursuit of another merger, conversion of the Fund to an open-end fund structure, implementing a managed-distribution program, conducting a tender offer, modifying the Fund’s investment programs or objectives, or cancelling the investment advisory agreement with JFIMI and seeking to enter into an investment advisory contract with another investment advisor, are not feasible or are less appropriate than liquidation.

•	Potential advantages and disadvantages of liquidation and dissolution. Under the Plan, all stockholders would receive NAV, less liquidation costs, for their investment in the Fund, a portion of which will be through an initial “liquidating distribution”, but not all assets may be available for distribution at that time. Certain Fund assets held through the Qualified Foreign Institutional Investor (“QFII”) program may not be repatriated outside of China until such repatriation is approved by Chinese regulators. When such approval is obtained, such assets will be distributed to stockholders as soon as reasonably practicable. The timing of such approval is uncertain and could be delayed significantly. Such assets accounted for [$ 24,093,308 ] or [ 19.3%] of the Fund’s NAV as of December 31, 2016. . The Liquidation would allow most portfolio securities to be sold and the net proceeds to be distributed to stockholders in an orderly and equitable manner.

In light of this recent activist attention to the Fund, the Fund’s discount to NAV, as well as current and foreseeable market conditions, the Board has considered that it may require considerable additional resources to attempt to continue to grow the size of the Fund, address activist investor activity and shrink the Fund’s discount to NAV in an effective manner, with no assurance that such efforts would succeed.

Costs associated with Liquidation. The Board considered that the Fund would bear all expenses in connection with preparing and distributing the proxy materials, including reimbursement of brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares, the establishment of a liquidating trust (if any), and the costs of liquidating its assets and terminating its existence. JFIMI currently expects that the total costs associated with the liquidation will be approximately $[ ].

Tax consequences for certain stockholders. The Board considered that the liquidation is a taxable event that could result in gains for certain Fund stockholders, depending on each stockholder’s basis in its Fund shares.

The Board believes that the Fund has delivered significant value to stockholders since its inception; however, the present circumstances have led the Board to conclude that stockholders should have the opportunity to vote on the Liquidation and dissolution of the Fund pursuant to the Plan.

Summary of the Plan and Liquidation of the Fund

In the event that the shareholder vote results in a determination to liquidate the Fund, the Plan—a summary of which follows—would take effect. The following summary of the Plan does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a form of which is attached to this Proxy Statement as Exhibit A.

Effective Date. The Plan will become effective on the date of its approval by stockholders (the “Effective Date”).

Closing of Books. The proportionate interest of stockholders in the assets of the Fund shall be fixed on the basis of their holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board (the "Valuation Date"). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan cannot be effected, the stockholders’ respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange.

Conclusion of Business and Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, the Fund will complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to stockholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund may, prior to the making of the final liquidating distribution and as determined to be appropriate by the Board, make payment of dividends and other distributions to stockholders. To the extent that assets held through the QFII program are subject to delays in repatriation from China, the Fund may continue operating in a limited manner to the extent necessary to manage the repatriation process, or may manage such assets in a liquidating trust.

Liquidating Distributions. As soon as reasonable and practicable after the Effective Date, the Fund will send to each stockholder of record not holding a stock certificate a liquidating distribution equal to the stockholder’s proportionate interest in the remaining assets of the Fund along with information regarding the sources of the liquidating distribution. Assets that are subject to delays in repatriation through the QFII program will not be distributed with this liquidating distribution and will instead be distributed as soon as practicable following approval of Chinese authorities. These assets will be held in Renminbi until such time that approval is granted. Each stockholder of record holding stock certificates of the Fund will receive a confirmation showing the number of shares represented by such stock certificates and the total number of outstanding shares of the Fund as of the Valuation Date. This confirmation will include advice that each stockholder will be paid such stockholder's proportionate interest in the net assets of the Fund in cash upon return of the stock certificate. Upon receipt of the stock certificate, the Fund will send to such stockholder that stockholder’s proportionate interest in the net assets of the Fund.

Liquidating Trust. The Fund may place into a liquidating trust for the benefit of stockholders (the “Liquidating Trust”) rights to the proceeds from the sale of any holdings that cannot be repatriated out of China until approval of Chinese regulators under the QFII program on or before the Liquidation Date. The Liquidating Trust may make additional distributions to stockholders upon repatriation of such amounts under the QFII program. The Fund may also place into the Liquidating Trust such funds necessary to operate and cover costs until the assets of the Liquidating Trust may be repatriated out of China, and following the repatriation will distribute any such remaining funds to the stockholders.

Deregistration under the 1940 Act. As soon as reasonably practicable after the Fund makes a liquidating distribution to stockholders under the Plan, the Fund will cease doing business as a registered investment company and will apply for deregistration under the 1940 Act. There can be no assurance regarding the timing of repatriation of assets held via the QFII program. The SEC may then issue an order approving deregistration of the Fund if the Fund is no longer doing business as an investment company; however, there can be no assurance that the SEC will issue such an order.

Dissolution under Maryland Law. As soon as reasonably practicable after final distributions are made to stockholders, the Fund will file Articles of Dissolution to effectuate the Fund’s dissolution under Maryland law.

Board Changes. The Board may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan.

General Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to stockholders relating to receipt of liquidating distributions from the Fund pursuant to the provisions of the Plan. Stockholders should consult with their own tax advisors for advice regarding the application of current US federal tax law to their particular situation and with respect to potential state, local or other tax consequences of the Plan.

If the Liquidation Proposal is approved by stockholders and the Fund proceeds to liquidate and dissolve, the Fund intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for its final taxable year, and therefore expects not to be taxed on any of the Fund’s capital gains realized from the sale of its assets or ordinary income that the Fund timely distributes to stockholders. Prior to making liquidating distributions to stockholders, the Fund intends to declare dividends necessary to satisfy the income and excise tax distribution requirements for its final taxable year, and to make any such distribution either prior to or at the time of the liquidating distributions.

A stockholder who receives liquidating distributions will be treated as having received the distribution in exchange for the stockholder’s stock in the Fund and will recognize gain or loss based on the difference between the amount received and the stockholder’s basis in the Fund stock. If a stockholder holds stock as capital assets, the gain or loss will be characterized as a capital gain or loss. Under current U.S. tax law, if the stock has been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual stockholders at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss, except that any loss realized with respect to stock in the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the stock. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Appraisal Rights

Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to the Plan.

The Board has determined not to make a recommendation with respect to stockholders’ vote on the dissolution and liquidation of the Fund. Approval of the liquidation and dissolution of the Fund pursuant to the Plan will be determined by the affirmative vote of a majority of the total number of shares outstanding. Abstentions and broker non-votes, if any, on Proposal 2 will have the effect of a vote against this Proposal.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

(1)	Membership and Role of the Audit Committee

The Audit Committee consists of Mr. Alistair E.M. Laband, Mr. John R. Hass, Mr. Julian M.I. Reid, and The Rt. Hon. The Earl of Cromer. The Audit Committee operates under a written charter adopted by the Board, which is available on the Fund’s website at www.jpmchinaregionfund.com

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm.

(2)	Review of the Fund’s Audited Financial Statements for the year ended December 31, 2016

The Audit Committee has conducted specific oversight activities with respect to the Fund’s audited financial statements for the year ended December 31, 2016. The Audit Committee has discussed with PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees). The Audit Committee has also reviewed and discussed them with the Investment Adviser.

At its meeting on February 20, 2017, the Audit Committee also received the written disclosures and letters from PwC required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence) and related PCAOB rules on Audit Committee pre-approval of certain tax and non-audit internal control services and the Audit Committee discussed the independence of PwC.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2016, be included in the Fund’s annual report to stockholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d-1 under the 1940 Act.

Audit Committee

Alistair E.M. Laband

Jay R. Hass

Julian M.I. Reid

The Rt. Hon. The Earl of Cromer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, located at 300 Madison Avenue, New York, New York 10017, has been recommended as the independent registered public accounting firm by a unanimous decision of the Audit Committee to audit the accounts of the Fund for and during 2017. The full Board will vote on this recommendation at its May 10, 2017 in person meeting. This firm served as the independent registered public accounting firm of the Fund for 2015 and 2016. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

No representative of PwC is expected to be present at the Meeting or be available for questions, although PwC is welcome to have a representative attend the Meeting and make a statement if desired.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund’s fiscal years ended December 31, 2015 and 2016, respectively.

Fiscal Year Ended
December 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2015	$64,000[1]	$10,500	$8,975	—
2016	$65,000	$10,500	$9,400	—

1 $55,000 plus an additional fee of $9,000.

The Audit-Related Fees relate to security count procedures performed as required under Rule 17f-2 of the 1940 Act.

The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Investment Adviser and any service providers controlling, controlled by or under common control with the Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2016 and December 31, 2015 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2016 and December 31, 2015, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC. For the fiscal year ended December 31, 2015, less than 50% of hours expended on PwC’s engagement to audit the Fund’s financial statements were attributed to work performed by persons other than PwC’s full-time, permanent employees.

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate non-audit fees for services rendered by PwC to the Fund, the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Fund were approximately $7.3 million and $7.1 million, respectively.

INVESTMENT ADVISER

JFIMI was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. JFIMI’s principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

JFIMI is 100% owned by JPMorgan Asset Management (Asia) Inc., whose principal address is 270 Park Avenue, New York, NY 10017, USA. JP Morgan Chase and Co. is the ultimate parent company JFIMI.

Principal Executive Officer and Directors of JFIMI

The following table sets forth certain information concerning the principal executive officer and each of the directors of JFIMI.

Name/Address	Positions Held	Principal Occupation or Employment
Simon Crinage 60 Victoria Embankment London EC4Y 0JP United Kingdom	Director	Head of JPMAM’s Closed-End Fund Business
Edwin Chan 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Chief Administrative Officer
Christopher Spelman 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Senior Business Manager, JPMAM Equities Asia
Stephen Chang 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of Asia Fixed Income, JPMAM
Richard Titherington 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Chief Investment Officer, JPMAM Emerging Markets & Asia Pacific Equities

Ayaz Ebarhim 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of Asia Core Team, JPMAM Emerging Markets & Asia Pacific Equities

JFIMI manages one (1) other fund with a similar objective to the Fund, the JPM China Region Fund (“JMCRF”). JMCRF is an open-ended China region fund with assets under management of US$[ ] million as of March 31, 2017. For its services as investment sub-adviser to JMCRF, JFIMI receives compensation at an annual rate of 0.60% of JMCRF’s average daily net asset value.

The Investment Advisory Agreement (the “Agreement”), dated December 29, 2000, was last approved by stockholders on October 30, 2000; amendments to the Agreement to calculate advisory fees based on the Fund’s total managed assets rather than net assets were approved by stockholders on May 10, 2012. During the most recent fiscal year ended December 31, 2016, the aggregate amount of management fees paid to JFIMI was $1,249,086. During the most recent fiscal year ended December 31, 2016, the aggregate amount of fees paid by the Fund for services other than investment management to JFIMI and its affiliates, including JPMorgan Chase Bank, N.A. were $193,097 $87,500 for administrative services and $105,597 for custodial and accounting services). During the most recent fiscal year, there were no other material payments to JFIMI or any affiliated person. Further, the directors have had no interests with respect to any completed or proposed transactions where JFIMI or affiliated entities were a party.

On November 8, 2016, the Fund’s Board considered and approved the renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and JFIMI for an additional term of twelve (12) months. At this meeting, the directors reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JFIMI. The directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in an executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI.

In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

• The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other China Region funds managed by JFIMI.

• The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management. They further evaluated the structure and size of JFIMI’s management team serving the Fund and noted the team’s responsiveness to the Board.

The Fund’s performance in the five (5), three (3) and, one (1) year periods had outperformed its benchmark, the 80% MSCI Golden Dragon Index (net) and 20% CSI 300 Index (net). (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.)

• In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to effect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

• The Fund’s expense ratio remained at an acceptable level excluding extraordinary expenses.

THE ADMINISTRATOR

The Fund’s Administrator is J.P. Morgan Chase Bank, N.A., whose address is 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108 USA.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2018 Meeting of Stockholders must be received by December 29, 2017, to be included in the Proxy Statement for that meeting. A stockholder seeking to have a proposal considered at the 2018 Meeting where the proposal is not received by December 29, 2017, should notify the Fund no later than March 14, 2018. If notice is not received by March 14, 2018, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund’s Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2018 Meeting will be held in May of 2018.

Stockholders may send communications to the Board via the Fund’s address at 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA in care of J.P. Morgan Chase Bank, N.A. All communications received from stockholders are forwarded to the Board or to the specified director, as the case may be, for consideration and response.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund’s Directors and Officers, certain persons affiliated with the Investment Adviser and persons who beneficially own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and the Fund. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

During 2016, there were no late filings or known failures to file required forms. To the Fund’s knowledge, all Section 16(a) filing requirements were satisfied by the directors and officers subject to Section 16 of the Exchange Act.

OTHER MATTERS

The Board knows of no other matters to be presented for action at the Meeting other than those mentioned above. However, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters solely in accordance with their judgment of the best interests of the Fund.

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) of JPMorgan China Region Fund, Inc. (the “Corporation”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and dissolution of the Corporation in conformity with the laws of the State of Maryland.

WHEREAS, the Corporation’s Board of Directors (the “Board”) has considered and approved this Plan as the method of liquidating and dissolving the Corporation and has directed that the dissolution of the Corporation be submitted to the stockholders of the Corporation (the “Stockholders”) for their consideration.

NOW, THEREFORE, the liquidation and dissolution of the Corporation shall be carried out in the manner hereinafter set forth:

1.       Effective Date of Plan. The Plan shall become effective only upon the approval of dissolution of the Corporation by the Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter at a duly called meeting of the Stockholders at which a quorum is present. The day of such approval by the Stockholders is hereinafter called the “Effective Date.”

2.       Cessation of Business. After the Effective Date, the Corporation shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Corporation’s liabilities as provided in Section 5 herein, and distributing its remaining assets to the Stockholders in accordance with this Plan. To the extent that investment gains realized through the QFII program are subject to delays in repatriation from China, the Corporation may continue operating in a limited manner to the extent necessary to manage the repatriation process, or may manage such assets in a liquidating trust, as described in Section 6 below.

3.       Fixing of Interests and Closing of Books. The proportionate interests of Stockholders in the assets of the Corporation shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date, or on such later date as may be determined by the Board (the “Determination Date”). On the Determination Date, the books of the Corporation shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders’ respective interests in the Corporation's assets shall not be transferable by the negotiation of share certificates and the Corporation's shares will cease to be traded on the New York Stock Exchange (the “NYSE”).

4.       Notice of Liquidation. As soon as practicable after the Effective Date, the Corporation shall mail notice to its known creditors, if any, at their addresses as shown on the Corporation’s records, that this Plan has been approved by the Board of Directors and the Stockholders and that the Corporation will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the “MGCL”).

5.       Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Corporation shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Corporation incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 6 below.

6.       Liquidating Trust. The Corporation may create a liquidating trust for the benefit of stockholders (the “Liquidating Trust”) and place in the Liquidating Trust the rights to proceeds from the sale of any holdings that cannot be repatriated out of China until approval of Chinese regulators under the QFII program. The Liquidating Trust may make additional distributions to stockholders upon repatriation of such amounts under the QFII program.

7.       Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Corporation’s assets shall be distributed by one or more cash payments to the Stockholders of record as of the Determination Date in complete cancellation of all of the outstanding shares of stock of the Corporation (collectively, the “Liquidating Distribution”). Each Stockholder not holding stock certificates of the Corporation will receive liquidating distributions equal to the Stockholder’s proportionate interest in the net assets of the Corporation. Each Stockholder holding stock certificates of the Corporation will receive a confirmation showing such Stockholder’s proportionate interest in the net assets of the Corporation with an advice that such Stockholder will be paid in cash upon return of the stock certificate. All Stockholders will receive information concerning the sources of the liquidating distribution. Assets that are subject to delays in repatriation through the QFII program will not be distributed with this Liquidating Distribution. Instead, such assets may be placed in the Liquidating Trust, or may remain on the books of the Corporation, until they may be distributed as soon as practicable following approval of Chinese authorities.

If the Corporation is unable to make distributions to all of the Stockholders because of the inability to locate Stockholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Corporation in such trust or account for the benefit of the Stockholders that cannot be located. The expenses of such trust or account shall be charged against the assets therein.

8.       Expenses of the Liquidation and Dissolution of the Corporation. The Corporation shall bear all of the expenses incurred in carrying out this Plan.

9.       Deregistration as an Investment Company. Upon completion of the Liquidating Distribution (including assets subject to delays in repatriation under the QFII program), the Corporation shall file with the Securities and Exchange Commission an application for an order declaring that the Corporation has ceased to be an investment company.

10.       Dissolution. As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Corporation’s known creditors, if any, the Corporation shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s charter, including filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland. Once dissolved, if any additional assets remain available for distribution to the Stockholders, the Board may provide such notices to Stockholders and make such distributions in the manner provided by the MGCL.

11.       Additional Actions and Amendments. Without limiting the power of the Board under Maryland law and the Corporation's charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Corporation, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Maryland law, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the NYSE. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing the Liquidating Distribution) as may be necessary or appropriate to effect the liquidation and dissolution of the Corporation and the distribution of its net assets to Stockholders in accordance with the purposes to be accomplished by the Plan. The Board of Directors may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Corporation and the Stockholders.